                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 CITIZENS, INC.
            --------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------
    3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------
    5) Total fee paid:

    ------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
                                     ------------------------------
      2)  Form, Schedule or
          Registration Statement No.:
                                     ------------------------------
      3)  Filing Party:
                                     ------------------------------
      4)  Date Filed:
                                     ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OF CITIZENS, INC.
                             A COLORADO CORPORATION

          EXECUTIVE OFFICE: 400 EAST ANDERSON LANE, AUSTIN, TEXAS 78752


TO THE STOCKHOLDERS OF CITIZENS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Citizens, Inc. will be held Tuesday, June 3, 2003, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

    (1) To elect the members of the Board of Directors of the Company; and

    (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS




                                             /S/ MARCIA F. EMMONS
                                             ---------------------------
APRIL 24, 2003                               MARCIA F. EMMONS, SECRETARY

                                 CITIZENS, INC.
                             400 EAST ANDERSON LANE
                               AUSTIN, TEXAS 78752
                                 APRIL 24, 2003

          PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON JUNE 3, 2003

                             SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Stockholders to be held Tuesday, June 3, 2003, at 10:00 a.m., local time, (the "Meeting") at our Executive Office, 400 East Anderson Lane, Austin, Texas. This statement was sent to our stockholders on or about April 28, 2003.

The following matters will be acted on at the Meeting:

    -   TO ELECT THE MEMBERS OF OUR BOARD OF DIRECTORS; AND

    - TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal solicitation, telephone or telegram, by our directors, officers and employees at no additional cost to us. We will also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by such persons, firms, or institutions, and we will reimburse the forwarding expense. The cost of this solicitation will be borne by us.

                                     PROXIES

Shares represented by properly executed proxies received by us prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR such proposal. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying our Secretary in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who have not received instructions from their customers in uncontested elections may vote in the election of directors shares held in street name.

                                   RECORD DATE

Only stockholders of record at the close of business on April 18, 2003 are entitled to vote at the Meeting. As of the record date, we had outstanding and entitled to vote 31,866,252 Class A shares of common stock and 817,696 Class B shares of common stock.

                                QUORUM AND VOTING

The presence, in person or by proxy, of the holders of one-third of the outstanding shares of each class of our common stock entitled to vote at the Meeting is necessary to constitute a quorum for that particular class of common stock at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

                        STOCK AND PRINCIPAL STOCKHOLDERS

We have two classes of common stock. Both classes of common stock are equal in all respects, except that (i) Class B common stockholders elect a simple majority of the Board of Directors of the Company and Class A common stockholders elect the remaining directors; and (ii) Class A stockholders receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B stockholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting. In the election of directors, the nominees receiving the highest number of votes cast in their favor will be elected to our board, subject to the right of the Class B stockholders to elect a simple majority of the directors.

Management knows of no matters to be submitted at the Meeting with respect to which the stockholders are entitled to vote, other than the proposals listed below. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

The following table shows, as of April 18, 2003, certain information with regard to the beneficial ownership of our Common Stock:

    -   by each of our executive officers and directors,

    -   by all of our executive officers and directors as a group, and

    - by each person who is known by us to own beneficially more than 5% of our outstanding common stock.


                                                        SHARES OWNED AND                         PERCENT OF
     NAME AND ADDRESS                                NATURE OF OWNERSHIP(1)                         CLASS
     ----------------                                -------------------                            -----
Harold E. Riley                                 4,471,443 Class A                (2)                14.0%
400 E. Anderson Lane                              817,696 Class B                (2)               100.0%
Austin, TX 78752

Rick D. Riley                                     650,731 Class A
400 E. Anderson Lane                                                             (3)                 2.0%
Austin, TX 78752

Timothy T. Timmerman                                7,417 Class A                                    (4)
2490 FM 685
Hutto, TX 78634

Steven F. Shelton                                   2,480 Class A                                    (4)
7359 Road X
Lamar, Colorado 81052

Mark A. Oliver                                    5,054 Class A                                      (4)
400 E. Anderson Lane
Austin, TX 78752

Jeffrey J. Wood                                       648 Class A                                    (4)
400 E. Anderson Lane
Austin, TX 78752

Marcia F. Emmons                                      13 Class A                                     (4)
400 E. Anderson Lane
Austin, TX 78752

Dave J. Mehle                                                   -                                    (4)
400 E. Anderson Lane
Austin, TX 78752

Dr. E. Dean Gage                                    1,015 Class A                                    (4)
Texas A&M University
College of Veterinary Medicine
College Station, Texas 77843

Dr. Richard C. Scott                                            -                                    (4)
Baylor University
University Development
Robinson Tower, 8th Floor
Waco, Texas 76798
All executive officers                          5,138,801 Class A                                   16.1%
    and directors as
    a group (ten persons)                         817,696 Class B                                  100.0%


----------------
(1) Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property law.

(2) Owns 4,135,055 Class A shares directly and spouse owns 336,388 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 817,696 issued and outstanding shares of Class B common stock.

(3) Owns 398,840 Class A shares directly, 20,618 Class A shares as joint tenant with spouse, and 213,024 and 18,249 Class A shares indirectly as trustee for minor children and spouse, respectively.

(4) Owns less than one percent (1%).

We are not aware of any arrangement, including any pledge by any person, of our common stock, the operation of which may at a subsequent date result in a change of control of the company.

                             CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling stockholder" of our company. Mr. Riley owns, directly and indirectly, 4,471,443 shares (14.0%) of the outstanding Class A common stock and 817,696 shares (100%) of the Class B common stock, which stock elects a majority of our Board of Directors.

                              ELECTION OF DIRECTORS

Harold E. Riley has advised us that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. A majority vote of a quorum of Class A shares is necessary to elect the Class A nominees as directors. Cumulative voting in the election of directors is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Harold E. Riley as controlling trustee of the Harold E. Riley Trust.

If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as our directors to serve for one year until the next Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified. Class A Stockholders will vote on the nominees indicated below for election by Class A Stockholders, and Class B Stockholders will vote on the Class B nominees.

                 NOMINEES FOR ELECTION BY CLASS A STOCKHOLDERS

                                                     PRINCIPAL                      DIRECTOR
      NAME                            AGE            OCCUPATION                       SINCE
      ----                            ---            ----------                       -----

Dr. E. Dean Gage                       60       Associate Dean for                    2000
                                                Professional Programs
                                                Texas A&M University
                                                College Station, Texas

Steven F. Shelton                      47       Farmer/Rancher                        1993
                                                Lamar, Colorado

Timothy T. Timmerman                   42       President                             1989
                                                Commerce Properties, Inc.;
                                                Partner, Realcom Management;
                                                Partner, Interfase Capital
                                                Austin, Texas

                  NOMINEES FOR ELECTION BY CLASS B STOCKHOLDERS

                                                        PRINCIPAL                   DIRECTOR
      NAME                            AGE               OCCUPATION                    SINCE
      ----                            ---               ----------                    -----

Mark A. Oliver                        44        President of the Company              1997
                                                Austin, Texas

Harold E. Riley                       74        Chairman of the Board                 1987
                                                of the Company
                                                Austin, Texas

Rick D. Riley **                      49        Vice Chairman and CEO of the          1989
                                                Company; Chairman of the Board,
                                                CEO and President of Citizens
                                                Insurance Company of America
                                                Austin, Texas

Dr. Richard C. Scott                  68        Vice President, Development           2000
                                                Baylor University
                                                Waco, Texas

-----------------

** Son of Harold E. Riley. There are no other family relationships between or among the nominees to our Board and the Executive Officers.

Information concerning the nominees is set forth below:

Dr. E. Dean Gage, Associate Dean of Professional Programs, College of Veterinary Medicine, Texas A&M University, College Station, Texas, 2001 to present; President Men's Leadership Ministries, Bryan, Texas, from 1996 to 2000; Executive Director, Center for Executive Development College of Business, Texas A&M University, College Station, Texas, from 1994 to 1996; President, Texas A&M University, College Station, Texas from 1993 to 1994; Executive Vice President and Provost, Texas A&M University, College Station, Texas from 1989 to 1993; our director from 2000 to present.

Mark A. Oliver, our President and Vice Chairman of our affiliates from February 1999 to present; President of us and our affiliates from March 1997 to February 1999; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of us and our affiliates from 1990 to 1997; Treasurer and Chief Financial Officer of us and our affiliates from 1988 to 1990; Treasurer and Controller of us and our affiliates from 1984 to 1988.

Harold E. Riley, controlling stockholder; our Chairman of the Board from 1987 to present; Chairman of the Board of us and our affiliates from 1994 to 1999; Chairman of the Board and Chief Executive Officer of us from 1992 to 2000; Chairman of the Board and Chief Executive Officer of us and our affiliates from 1992 to 1999; President of us and our affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of us and our affiliates from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company from 1989 to 1992.

Rick D. Riley, our Vice Chairman and CEO from October 2000 to present; Vice Chairman since 2000; Chairman of the Board of Directors, President and CEO of Citizens Insurance Company of America and its affiliates, our subsidiary, from February 1999 to present; our Chief Administrative Officer and Secretary from October 1998 to February 1999; our Executive Vice President from September 1995 to 1998; our Chief Operating Officer from September 1995 to March 1997; our Chief Administrative Officer from 1994 to June 1995, and President thereafter until September 1995; our Executive Vice President and Chief Operating Officer from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. our subsidiary from 1991 to 1992; our Executive Vice President, Data Processing, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Dr. Richard C. Scott, Vice President, Development Baylor University, Waco, Texas from 1996 to present; 1977 to 1996, Dean of Hankamer School of Business, Baylor University; 1972 to 1977, Associate Dean, Director of Graduate Studies, Professor of Management, Hankamer School of Business, Baylor University; 1971 to 1972, Acting Dean while Dean was on leave; 1968 to 1971, Associate Professor of Management, Director of Special Programs, Hankamer School of Business, Baylor University; 1964 to present, Consultant to various firms and governmental agencies in the areas of planning, management strategy, acquisition and sale of business and business evaluations; 1997 to present, Director of Winnebago Industries; 1994 to 1997, Chairman of the Board of Trustees of Annuity Board of the Southern Baptist Convention; 1990 to 1997, Member of Executive Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1990 to 1994 Chairman of the Investment Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1989 to 1994, Member of Investment Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1988 to 1989, Member of the Finance Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1980 to 1987, Member of the Board of Directors of the Central National Bank; 1976 to present, Owner of controlling interest (with partner) in Trumas, Inc., a closely held corporation; 1976 to present, General partner of S&T Financial; our director from 2000 to present.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992; director from 1993 to present.

Timothy T. Timmerman, President, Commerce Properties, Inc. from 1990 to present; Partner, Realcom Management from 1990 to present; Partner, Interfase Capital from 1999 to present; our director from 1989 to present.

None of our directors is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940, except for Richard C. Scott, who serves on the Board of Directors of Winnebago Industries.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR ELECTION BY CLASS A STOCKHOLDERS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THEM UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our business affairs are conducted under the direction of our Board of Directors. The Board of Directors held three (3) meetings during 2002, at which all directors were present except for Timothy T. Timmerman who missed one meeting. During 2002, the Board of Directors was served by four committees - the Executive Committee, the Compensation Committee, the Audit Committee and the Disclosure Committee.

The Executive Committee, composed of Messrs. Harold E. Riley, Dr. E. Dean Gage, and Timothy T. Timmerman, met ten (10) times during 2002 and has exercised and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Company, except where action of a majority of all members of the Board of Directors is required by law or by our Articles of Incorporation or Bylaws. All actions taken by the Executive Committee are subsequently reviewed by the Board of Directors.

The Audit Committee is currently composed of Messrs. Richard C. Scott, Dr. E. Dean Gage and Timothy T. Timmerman, all are independent directors. Effective as of November 7, 2002, Ralph Smith resigned from the Board of Directors and the Audit Committee. Upon his resignation, Dr. E. Dean Gage became a member of the Audit Committee. The Audit Committee met four times during 2002. The functions of the Audit Committee include recommending to the Board each year the firm of independent auditors to be engaged by us, reviewing our annual financial statements, reviewing and approving in advance the plan and scope of our audit to be performed for the following year by the independent auditors, reviewing with the principal independent auditors upon completion of their audit their findings and recommendations, conducting quarterly reviews of the financial reports issued by us with the independent auditors, and periodically reviewing with them our principal accounting policies and other pertinent matters. We have adopted a written charter for our Audit Committee.

The Compensation Committee, composed of Messrs. Dr. Richard C. Scott, Timothy T. Timmerman and Steven F. Shelton, met once during 2002. The functions of the Compensation Committee include establishing compensation policies applicable to our executive officers and making recommendations concerning executive compensation to the Board of Directors.

The Disclosure Committee, composed of Dr. Richard C. Scott, Mark A. Oliver, Rick
D. Riley and Marcia F. Emmons, was formed in November, 2002 and met once during 2002. The function of the Disclosure Committee includes designing and establishing controls and procedures to ensure that information to be disclosed in our publicly filed reports and other written information that we disclose to the investment community is recorded, processed, summarized and reported accurately and on a timely basis.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        Our Compensation Committee, which is composed of the three non-employee directors named below, makes recommendations to the Board concerning the compensation of our executive officers. In order to make such recommendations, toward the end of each year, the Committee evaluates our performance relative to our business plan and similar companies. Additionally, each of our executive officer's contribution to our achievements during the year is evaluated.

        The goal of the Compensation Committee is to ensure that we employ qualified, experienced executive officers whose financial interest is aligned with that of shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of the compensation forms currently being utilized.

        Salaries for each of our executive officers are determined by taking into consideration performance, length of tenure, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors. No bonus or stock option plans exist; however, there is a profit sharing plan, where distribution is based on tenure.

        Harold E. Riley was elected Chairman of the Board and Chief Executive Officer in 1987, although as our founder, his tenure began in 1968. In October, 2000, he relinquished the position of Chief Executive Officer to Rick D. Riley, while remaining as Chairman. Harold E. Riley and Rick D. Riley are currently employed by us on an "at-will" basis. The Compensation Committee reviewed industry salary surveys and determined that total cash compensation for both persons was lower in 2000 compared to similar positions with industry competitors; however, their cash compensation was reasonable given our present size and resources. The Committee considered the significant role Harold Riley has played in the development of our various operating and marketing programs, as well as his experience in the merger and acquisition area and his overall management expertise in establishing his compensation for the year 2001. Furthermore, the additional responsibilities assumed by Rick Riley, along with his significant industry experience and salaries of individuals in comparable positions were considered in his compensation for the year. The Committee believes that the cash compensation paid to our Chairman and Chief Executive Officer is designed to closely align their interests with those of the shareholders, and that their compensation is related directly to their performance as individuals with considerable experience and ability in the insurance industry.


                             COMPENSATION COMMITTEE

                                Richard C. Scott
                                Steven F. Shelton
                              Timothy T. Timmerman

                             AUDIT COMMITTEE REPORT

        Our Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent auditors and financial reporting procedures. The Audit Committee's written Charter was adopted in 2000. The Audit Committee Charter was revised in November, 2002 in order to meet the new requirements of Sarbanes-Oxley Act of 2002. A copy of the revised Charter is attached hereto.

        Management is responsible for preparing our financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The Audit Committee is also responsible for establishing procedures to address complaints regarding accounting, internal control or auditing issues, as well as the anonymous submission by employees of concerns regarding accounting or auditing matters. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

        The Company has designated Dr. Richard C. Scott as the financial expert on the Audit Committee. Dr. Scott has an understanding of GAAP and financial statements and audit committee functions. Dr. Scott, as well as the other members of the Audit Committee, are independent directors as defined under the rules of the New York Stock Exchange. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not financial experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by our management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with GAAP, or that our auditors are in fact "independent".

        The Committee has discussed with KPMG LLP, the independent auditor's matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors' independence from us and our management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services (as shown below). The Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

        The Committee has discussed with our independent auditors their evaluations of our internal accounting controls and the overall quality of our financial reporting.

        In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of KPMG LLP as our independent auditors for 2003. A member of KPMG LLP is expected to attend the Meeting and will have the opportunity to make a statement, if desired. Such member will also be available to respond to appropriate questions of stockholders.

                                 AUDIT COMMITTEE

                              Dr. Richard C. Scott
                                Dr. E. Dean Gage
                              Timothy T. Timmerman

                                 CERTAIN REPORTS
             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to us, we believe that during 2002, with the exception of one late Form 4 filed by E. Dean Gage on September 3, 2002 regarding a stock purchase transaction of 1,015 shares, all reports were filed on a timely basis.

                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers who are elected annually by the Board of Directors at the first meeting of the Board following our Annual Meeting of Stockholders:


      NAME                             AGE                        POSITION
      ----                             ---                        --------

Harold E. Riley (1)                    74              Chairman of the Board

Rick D. Riley (2)                      49              Vice Chairman and CEO

Mark A. Oliver (3)                     44              President

Dave Mehle(4)                          50              Executive Vice President, CFO, and
                                                       Treasurer

Marcia F. Emmons(5)                    47              Vice President, Secretary and Corporate
                                                       Counsel

--------------

(1) Mr. Riley has served since 1987.

(2) Rick Riley became Vice Chairman in December 1999 and Chief Executive Officer in 2000. He has served in various capacities for the Company and its affiliates since 1976.

(3) Mark A. Oliver has served since 1987. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.

(4) David J. Mehle joined the Company in January, 2003 as Executive Vice President, Chief Financial Officer and Treasurer. Mr. Mehle worked at CNA Insurance Companies as Vice President and Controller for 6 years before coming to Citizens.

(5) Marcia F. Emmons assumed the position of Vice President, General Counsel and Secretary of Citizens in October 2002. Prior to that Mrs. Emmons provided legal services to various clients and she spent over 16 years as in house counsel with Sun Company, Inc. and its operating subsidiaries. Mrs. Emmons is a member of the Texas Bar Association and the Pennsylvania Bar Association.

                   EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation which was earned by our Chairman and Chief Executive Officer for each of the past three years and, our four most highly compensated officers other than the Chairman and Chief Executive Officer. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.

                           SUMMARY COMPENSATION TABLE
                               Annual Compensation

     Name and                                         All Other
     Principal                                         Compen-
     Position                   Year    Salary        sation (1)
------------------------------------------------------------------
Harold E. Riley,                2002   $571,164       $ 32,765
Chairman                        2001   $519,436       $ 34,495
                                2000   $495,546       $ 24,000


Clayton Dunham,                 2002   $276,062       $  4,587
Executive Vice                  2001   $250,127       $  4,829
President and                   2000   $204,704       $  3,000
Chief Marketing
Officer(2)

Rick D. Riley, Vice             2002   $233,655       $ 32,765
Chairman and Chief              2001   $202,701       $ 34,495
Executive Officer               2000   $150,785       $ 24,000


Mark A. Oliver,                 2002   $193,662       $ 22,280
President                       2001   $173,474       $ 23,456
                                2000   $167,519       $ 16,000


Jeffrey J. Wood,                2002   $142,008       $    655
Executive Vice                  2001   $135,200       $    689
President,  and                 2000   $129,568            256
Secretary/ Treasurer

Robert E. Rainey, Jr.           2002   $139,439       $ 22,076
Vice President,                 2001   $132,508       $ 22,076
Electronic Systems              2000   $107,219       $ 15,376

-------------
(1) Company contribution to qualified profit-sharing plan. 2002 amounts are estimates.

(2) Messr. Dunham served as an officer of the Company until February 1999, and continues to serve as an officer of the Company's subsidiaries.


Our employees are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of three years' service and employees become fully vested after seven years' service. We made a $200,000 annual contribution in 2000, a $250,000 contribution in 2001 and a $300,000 contribution in 2002. Messrs. H.E. Riley, R.D. Riley, and Mark Oliver had $232,468, $252,456 and $104,081, respectively, vested under the

Plan as of December 31, 2001, the last year for which allocations are complete. Mr. Wood and Mr. Dunham had $201 and $18,692 vested in the Plan as of December 31, 2001, respectively.

During 2002, the members of Board of Directors who are not employees were paid $10,200 per year, while Committee members who are not employees were paid $500 per physical Committee meeting attended. Committee fees remain unchanged. Total directors' fees paid during 2002 were $57,700.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are not aware of any transaction, or series of transactions, since January 1, 2002, or any currently proposed transactions, or series of transactions, to which we or any of our subsidiaries was to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer, more than 5% shareholder or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

        AUDIT FEES

        The aggregate fees billed by our independent auditors for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $149,500.

        ALL OTHER FEES

        The aggregate fees billed by our independent auditors for services rendered to us, other than the services described in the preceding paragraph, were $170,741 for 2002, consisting primarily of tax services. There were no other professional service fees billed by our independent auditors for 2002.

                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG CITIZENS, INC.,
                     NYSE MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of our preceding five-year cumulative total return, along with the total return of our peer group and a broad market index. The broad market index chosen was the NYSE Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.










                    ASSUMES $100 INVESTED ON JANUARY 01, 1998
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2002


  COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS,
                     INDUSTRY INDEXES AND/OR BROAD MARKETS


COMPANY                        01/01/98     12/31/1998    12/31/1999    12/31/2000    12/31/2001    12/31/2002
-------                        --------     ----------    ----------    ----------    ----------    ----------
Citizens, Inc.                  100.00         86.54        114.15        115.18        208.15        141.85
Life Insurance                  100.00        148.32        134.56        159.03        118.49         80.68
AMEX Market Index               100.00         98.64        122.98        121.47        115.87        111.25


Source:    Media General Financial Services
           P.O. Box 85333
           Richmond, Virginia 23293

                                 OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                               PUBLIC ACCOUNTANTS

KPMG LLP, 717 North Harwood Street, Suite 3100, Dallas, Texas 75201, is our principal independent auditor. A representative of KPMG LLP will be present at the Annual Meeting of Stockholders to answer questions and make any desired statement.

                        ANNUAL REPORT AND OTHER MATERIAL

A copy of our Annual Report to Stockholders has been mailed under separate cover. A copy of the report of the Compensation Committee and the Audit Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. NO PART OF SUCH MATERIAL IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL.

                              STOCKHOLDER PROPOSAL
                        DEADLINE FOR 2004 ANNUAL MEETING

Any proposal by a stockholder to be presented at our next annual meeting currently scheduled to be held on the first Tuesday in June 2004, must be received at the offices of the Company, 400 East Anderson Lane, Austin, Texas 78752, no later than December 29, 2003.


                                     BY THE ORDER OF THE BOARD OF DIRECTORS



AUSTIN, TEXAS                                 MARCIA F. EMMONS, SECRETARY

                           THE AUDIT COMMITTEE CHARTER


There shall be a committee of the Board of Directors known as the Audit Committee. Only independent directors may serve on the Audit Committee. The primary function of the Committee shall be to assist the Board of Directors in fulfilling its oversight role regarding the Company's financial reporting process, its system of internal control and its compliance with applicable laws, regulations and Company policies. Activities of the Audit Committee are as follows:

Continuous Activities --- General

1. Provide an open avenue of communication between the independent auditors, internal auditors and the Board of Directors

2. Meet at least two times per year or more frequently as circumstances require; the Committee may ask members of management or others to attend meetings and provide pertinent information as necessary

3. Confirm and ensure the independent auditors and the objectivity of the internal auditors

4. Inquire of management, the independent auditors and the chief financial officer about significant risks or exposures, and assess the steps management has taken to minimize such risks to the Company

5. Meet periodically with the independent auditors, the chief financial officer and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee

6. Report periodically to the Board of Directors on significant results of the foregoing activities

7. Instruct the independent auditors that the Board of Directors and the Audit Committee, as the stockholders' representatives, are the auditors' client

Continuous Activities --- Reporting Specific Policies

1. Advise financial management and the independent auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices

2. Provide a medium for financial management and the independent auditors to discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates

3. Determine, as it relates to new transactions or events, the auditors' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management

4. Assure that the auditors' reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices

5. Assure that the auditors' reasoning is described in accepting or questioning significant estimates by management

Scheduled Activities

1. Recommend the selection of the independent auditors for approval by the Board of Directors, and approve the compensation of the independent auditors

2. Consider, in consultation with the independent auditors and the Director of Internal Audit, the audit scope and plan of the independent auditors and the internal auditors to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources

3. Review with management and the independent auditors the results of annual audits and related comments in consultation with other committees as deemed appropriate, including:

    a. The annual financial statements, accompanying footnotes and the independent auditors' report thereon

    b.  Any significant changes required in the independent auditors' audit plan

    c. Any difficulties or disputes with management encountered during the course of the audit

    d. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards

4.  Consider and review with management and the chief financial officer:

    a. Significant internal audit findings during the year and management's responses to them

    b. Any difficulties encountered in the course of internal audit work, including any restrictions on the scope of activities or access to required information

    c.  Any changes required in the planned scope of the Internal Audit Plan

    d.  The Internal Audit Department charter, budget and staffing

5. Review the interim financial reports with management, the independent auditors and the chief financial officer before those interim reports are released to the public or filed with the SEC

6. Consider and review with the independent auditors and the chief financial officer:

    a. The adequacy of the Company's internal controls, including computerized information system controls and security

    b. Related findings and recommendations of the independent auditors and Internal Audit Department, together with management's responses

7. Review annually with the independent auditors and the chief financial officer the results of the monitoring of compliance with the company's code of conduct

8. Arrange for the independent auditors to be available to the full Board of Directors at least annually

9.  Review and update the Committee's Charter annually

"When Necessary" Activities

1.  Review and concur with the appointment of the chief financial officer

2. Review and approve requests for any management consulting engagement to be performed by the independent auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter

3. Review periodically with legal counsel any regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs

4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities; the Committee shall be empowered to retain independent counsel and other professionals to assist in conducting any investigation

                                                              Please mark
                                                              your vote as   [X]
                                                              indicated in
                                                              this example

1.      Election of Directors.

             FOR all nominees                WITHHOLD
               listed below                  AUTHORITY
           (except as indicated       to vote for all nominees
             to the contrary)              listed below

                   [_]                          [_]

Class A Nominees:

01 Dr. E. Dean Gage, 02 Steven F. Shelton, 03 Timothy T. Timmerman

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.


SIGNATURE(S)_____________________ Signature if held jointly_____________________

Dated________________ 2003

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                                 CITIZENS, INC.

                                  June 3, 2003

                                 CITIZENS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Mark A. Oliver, Rick D. Riley, Marcia F. Emmons or any of them with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Citizens, Inc. (the "Company") to be held on June 3, 2003 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1.

                         (To be signed on Reverse Side)

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

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